UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 20, 2005
                                                          ----------------------

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                    Hercules Technology Growth Capital, Inc.
             (Exact name of registrant as specified in its charter)
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           Maryland                        000-51174               74-3113410
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
       incorporation)                                        Identification No.)
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525 University Avenue, Suite 700, Palo Alto, CA                     94301
 (Address of principal executive offices)                        (Zip Code)
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 Registrant's telephone number, including area code  650/289-3060
                                                     ---------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On June 20, 2005, Hercules Technology Growth Capital, Inc. announced Merrimack Pharmaceuticals Secured a $9 Million Credit Facility.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press release dated June 20, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

                                        By: /s/ Scott Harvey
                                            ------------------------------------

                                        Name: Scott Harvey

                                        Title: Chief Legal Officer

Date: June 20, 2005

                                  EXHIBIT INDEX


Exhibit No.   Description of Exhibits
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   99.1       Press Release dated June 20, 2005.